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                                 Exhibit 10.18

                             PITT-DES MOINES, INC.

                      Amendment to Stock Option Agreement
                      -----------------------------------

  This Amendment is made by and between Pitt-Des Moines, Inc. ("Company") and P.O. Elbert ("Optionee") as of the date last written below, under the Company's Stock Option Plan of 1990 ("Plan").

  Whereas the Company and Optionee entered into stock option agreements dated June 26, 1990, February 16, 1995 and May 2, 1996, copies of which are attached hereto;

  Whereas the Company declared a 3 for 2 stock split effective March 28, 1997 as to shares subject to the above-referenced option agreements; and

  Whereas the Board of Directors of the Company, in effecting said stock split, directed that the value and number of shares subject to such agreements be amended to reflect said stock split.

  Now therefore, intending to be legally bound, the parties hereto agree as follows:

  A. The number of shares of the Company common stock subject to the June 26, 1990 option agreement shall be restated to be 11,250 shares, at the price of $20.50 per share.

  B. The number of shares of the Company common stock subject to the February 16, 1995 option agreement shall be restated to be 11,250 shares, at the price of $23.17 per share.

  C. The number of shares of the Company common stock subject to the May 2, 1996 option agreement shall be restated to be 37,500 shares, at the price of $28.50 per share.

  D. The option agreements referenced herein are otherwise unchanged and remain in full force and effect.

  E. All terms and conditions of the Plan are incorporated herein as if fully set out in this Amendment and in the event of any conflict between the terms herein or those in the Plan, those of the Plan shall control.

 Witness the signatures of the parties.  Executed in Duplicate.


Attest:                     Pitt-Des Moines, Inc.


/s/  T. R. Lloyd            /s/  R. A. Byers
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By:                         By:

Witness:


/s/  J. M. Snyder              /s/  P. O. Elbert
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                                  P.O. Elbert


                          Dated:      September 3, 1997
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